EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with accounting principles generally accepted in the United States
(GAAP), unless otherwise indicated.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)

(Millions)

                                                       Quarters Ended                         Nine Months Ended
                                                        September 30,                           September 30,
                                                 ------------------------   Percentage     -----------------------    Percentage
                                                    2003           2002      Inc/(Dec)        2003         2002        Inc/(Dec)
                                                 ---------      ---------   ----------     ---------     ---------    ----------
Revenues
  Discount revenue                               $   2,221      $   1,967         13.0 %     $   6,349     $   5,809         9.3 %
  Interest and dividends, net                          730            759         (3.8)          2,277         2,175         4.7
  Management and distribution fees                     603            551          9.5           1,692         1,757        (3.7)
  Cardmember lending net finance charge revenue        450            380         18.3           1,400         1,240        12.9
  Net card fees                                        462            439          5.4           1,368         1,291         6.0
  Travel commissions and fees                          349            342          1.9           1,062         1,039         2.1
  Other commissions and fees                           514            490          5.1           1,490         1,423         4.8
  Insurance and annuity revenues                       345            303         13.9           1,000           901        11.0
  Securitization income, net                           327            298          9.6             968           883         9.7
  Other                                                418            378         10.4           1,192         1,093         8.9
                                                 ---------      ---------                    ---------     ---------
    Total revenues                                   6,419          5,907          8.7          18,798        17,611         6.7
Expenses
  Human resources                                    1,559          1,414         10.3           4,625         4,346         6.4
  Provision for losses and benefits                  1,080          1,073          0.6           3,265         3,336        (2.2)
  Marketing, promotion, rewards
      and cardmember services                        1,016            805         26.2           2,735         2,297        19.1
  Interest                                             239            264         (9.7)            700           812       (13.8)
  Other operating expenses                           1,463          1,394          5.0           4,318         4,070         6.1
  Restructuring charges                                 (2)            (2)        32.3              (2)          (21)       91.6
  Disaster recovery charge                               -              -            -               -            (7)          -
                                                 ---------      ---------                    ---------     ---------
    Total expenses                                   5,355          4,948          8.2          15,641        14,833         5.4
                                                 ---------      ---------                    ---------     ---------
Pretax income                                        1,064            959         11.0           3,157         2,778        13.7
Income tax provision                                   294            272          8.0             933           790        18.2
                                                 ---------      ---------                    ---------     ---------
Net income                                       $     770      $     687         12.1 %     $   2,224     $   1,988        11.9 %
                                                 =========      =========                    =========     =========

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

(Billions)

                                                  September 30,   December 31,
                                                      2003            2002
                                                  ------------    ------------
Assets
  Cash and cash equivalents                       $          6    $         10
  Accounts receivable                                       30              29
  Investments                                               56              54
  Loans                                                     28              28
  Separate account assets                                   28              22
  Other assets                                              16              14
                                                  ------------    ------------
    Total assets                                  $        164    $        157
                                                  ============    ============
Liabilities and Shareholders' Equity
  Separate account liabilities                    $         28    $         22
  Short-term debt                                           16              21
  Long-term debt                                            19              16
  Other liabilities                                         86              84
                                                  ------------    ------------
    Total liabilities                                      149             143
                                                  ------------    ------------
  Shareholders' Equity                                      15              14
                                                  ------------    ------------
    Total liabilities and shareholders' equity    $        164    $        157
                                                  ============    ============

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (Unaudited)

(Millions)

                                                  Quarters Ended                          Nine Months Ended
                                                   September 30,                             September 30,
                                              ---------------------    Percentage    ---------------------------    Percentage
                                                 2003        2002      Inc/(Dec)       2003               2002       Inc/(Dec)
                                              ---------   ---------    ----------    ---------         ---------    ----------
REVENUES (A)
  Travel Related Services                     $   4,758   $   4,395             8 %  $  13,978         $  13,056             7 %
  American Express Financial Advisors             1,525       1,388            10        4,432             4,173             6
  American Express Bank                             199         199             -          596               557             7
                                              ---------   ---------                  ---------         ---------
                                                  6,482       5,982             8       19,006            17,786             7
  Corporate and other,
    including adjustments and eliminations          (63)        (75)           16         (208)             (175)          (19)
                                              ---------   ---------                  ---------         ---------

CONSOLIDATED REVENUES                         $   6,419   $   5,907             9 %  $  18,798         $  17,611             7 %
                                              =========   =========                  =========         =========

PRETAX INCOME (LOSS)
  Travel Related Services                      $    892    $    798            12 %  $   2,687         $   2,286            18 %
  American Express Financial Advisors               224         205             9          611               659            (7)
  American Express Bank                              41          38             5          109                85            28
                                              ---------   ---------                  ---------         ---------
                                                  1,157       1,041            11        3,407             3,030            12
  Corporate and other                               (93)        (82)          (12)        (250)             (252)            1
                                              ---------   ---------                  ---------         ---------

PRETAX INCOME                                 $   1,064    $    959            11 %  $   3,157         $   2,778            14 %
                                              =========   =========                  =========         =========

NET INCOME (LOSS)
  Travel Related Services                      $    606    $    553            10 %  $   1,824         $   1,585            15 %
  American Express Financial Advisors               197         152            30          487               479             2
  American Express Bank                              27          25             5           73                56            29
                                              ---------   ---------                  ---------         ---------
                                                    830         730            14        2,384             2,120            12
  Corporate and other                               (60)        (43)          (39)        (160)             (132)          (21)
                                              ---------   ---------                  ---------         ---------

NET INCOME                                     $    770    $    687            12 %  $   2,224         $   1,988            12 %
                                              =========   =========                  =========         =========

(A) Managed net revenues are reported net of American Express Financial Advisors' provision for losses and benefits and exclude the effect of TRS' securitization activities. The following table reconciles consolidated GAAP revenues to Managed Basis net revenues:

     GAAP revenues                            $   6,419    $   5,907            9 %  $  18,798       $  17,611               7 %
       Effect of TRS securitizations                255          278                       735             724
       Effect of AEFA provisions                   (535)        (487)                   (1,567)         (1,415)
                                              ---------    ---------                 ---------       ---------
     Managed net revenues                     $   6,139    $   5,698            8 %  $  17,966       $  16,920               6 %
                                              =========    =========                 =========       =========

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                          FINANCIAL SUMMARY (CONTINUED)
                                  (UNAUDITED)

                                                 Quarters Ended                           Nine Months Ended
                                                  September 30,                             September 30,
                                            ------------------------     Percentage    -----------------------    Percentage
                                              2003            2002        Inc/(Dec)      2003           2002       Inc/(Dec)
                                            ---------      ---------     ----------    --------       --------    ----------
EARNINGS PER SHARE

Per share net income:
      Basic                                 $    0.60      $    0.52             15 %  $   1.73       $   1.50            15 %
                                            =========      =========                   ========       ========
      Diluted                               $    0.59      $    0.52             13 %  $   1.71       $   1.49            15 %
                                            =========      =========                   ========       ========

Average common shares outstanding for
earnings per common share (millions):
      Basic                                     1,278          1,323             (3)%     1,287          1,324            (3)%
                                            =========      =========                   ========       ========
      Diluted                                   1,297          1,330             (2)%     1,298          1,334            (3)%
                                            =========      =========                   ========       ========

Cash dividends declared per common share    $    0.10      $    0.08             25 %  $   0.28       $   0.24            17 %
                                            =========      =========                   ========       ========

                        SELECTED STATISTICAL INFORMATION
                                   (Unaudited)

                                                Quarters Ended                              Nine Months Ended
                                                 September 30,                                September 30,
                                          --------------------------    Percentage     --------------------------  Percentage
                                             2003             2002       Inc/(Dec)        2003           2002       Inc/(Dec)
                                          ---------        ---------    -----------    ---------      ---------   -----------
Return on average total shareholders'
  equity (A)                                   20.4 %           17.8 %           -         20.4 %         17.8 %           -
Common shares outstanding (millions)          1,285            1,325             (3)%     1,285          1,325            (3)%
Book value per common share               $   11.54        $   10.55              9 %  $  11.54      $   10.55             9 %
Shareholders' equity (billions)           $    14.8        $    14.0              6 %  $   14.8      $    14.0             6 %

(A) Computed on a trailing 12-month basis using total shareholders' equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP. All return on average total shareholders' equity and return on average total asset calculations in this and following tables are revised from amounts previously reported.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

(Millions)

                                                                                    Quarters Ended
                                                     ---------------------------------------------------------------------------
                                                     September 30,     June 30,        March 31,     December 31,  September 30,
                                                         2003            2003            2003           2002            2002
                                                      ---------       ---------        ---------      ---------      ---------
Revenues
  Discount revenue                                    $   2,221       $   2,152        $   1,976      $   2,122      $   1,967
  Interest and dividends, net                               730             780              767            816            759
  Management and distribution fees                          603             569              520            528            551
  Cardmember lending net finance charge revenue             450             442              508            430            380
  Net card fees                                             462             455              451            435            439
  Travel commissions and fees                               349             373              340            369            342
  Other commissions and fees                                514             479              497            505            490
  Insurance and annuity revenues                            345             341              314            317            303
  Securitization income, net                                327             386              255            324            298
  Other                                                     418             379              395            350            378
                                                      ---------       ---------        ---------      ---------      ---------
    Total revenues                                        6,419           6,356            6,023          6,196          5,907
Expenses
  Human resources                                         1,559           1,576            1,490          1,379          1,414
  Provision for losses and benefits                       1,080           1,075            1,110          1,250          1,073
  Marketing, promotion, rewards
      and cardmember services                             1,016             944              775            822            805
  Interest                                                  239             231              230            270            264
  Other operating expenses                                1,463           1,433            1,422          1,512          1,394
  Restructuring charges                                     (2)               -                -             14             (2)
                                                      ---------       ---------        ---------      ---------      ---------
    Total expenses                                        5,355           5,259            5,027          5,247          4,948
                                                      ---------       ---------        ---------      ---------      ---------
Pretax income                                             1,064           1,097              996            949            959
Income tax provision                                        294             335              304            266            272
                                                      ---------       ---------        ---------      ---------      ---------
Net income                                            $     770       $     762        $     692      $     683      $     687
                                                      =========       =========        =========      =========      =========

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                                FINANCIAL SUMMARY
                                  (Unaudited)

(Millions)

                                                                            Quarters Ended
                                              -----------------------------------------------------------------------------
                                              September 30,     June 30,        March 31,     December 31,    September 30,
                                                  2003            2003            2003            2002            2002
                                               ----------      ----------      ----------      ----------      ----------
REVENUES (A)
  Travel Related Services                      $    4,758      $    4,734      $    4,486      $    4,665      $    4,395
  American Express Financial Advisors               1,525           1,496           1,411           1,444           1,388
  American Express Bank                               199             200             197             188             199
                                               ----------      ----------      ----------      ----------      ----------
                                                    6,482           6,430           6,094           6,297           5,982
  Corporate and other,
    including adjustments and eliminations            (63)            (74)            (71)           (101)            (75)
                                               ----------      ----------      ----------      ----------      ----------
CONSOLIDATED REVENUES                          $    6,419      $    6,356      $    6,023      $    6,196      $    5,907
                                               ==========      ==========      ==========      ==========      ==========
PRETAX INCOME (LOSS)
  Travel Related Services                      $      892      $      937      $      858      $      794      $      798
  American Express Financial Advisors                 224             209             178             206             205
  American Express Bank                                41              39              29              36              38
                                               ----------      ----------      ----------      ----------      ----------
                                                    1,157           1,185           1,065           1,036           1,041
  Corporate and other                                 (93)            (88)            (69)            (87)            (82)
                                               ----------      ----------      ----------      ----------      ----------
PRETAX INCOME                                  $    1,064      $    1,097      $      996      $      949      $      959
                                               ==========      ==========      ==========      ==========      ==========
NET INCOME (LOSS)
  Travel Related Services                      $      606      $      634      $      584      $      550      $      553
  American Express Financial Advisors                 197             157             133             153             152
  American Express Bank                                27              27              19              24              25
                                               ----------      ----------      ----------      ----------      ----------
                                                      830             818             736             727             730
  Corporate and other                                 (60)            (56)            (44)            (44)            (43)
                                               ----------      ----------      ----------      ----------      ----------
NET INCOME                                     $      770      $      762      $      692      $      683      $      687
                                               ==========      ==========      ==========      ==========      ==========

(A) Managed net revenues are reported net of American Express Financial Advisors' provision for losses and benefits and exclude the effect of TRS' securitization activities. The following table reconciles consolidated GAAP revenues to Managed Basis net revenues:

     GAAP revenues                             $    6,419      $    6,356      $    6,023      $    6,196      $    5,907
       Effect of TRS securitizations                  255             216             264             224             278
       Effect of AEFA provisions                     (535)           (526)           (506)           (539)           (487)
                                               ----------      ----------      ----------      ----------      ----------
      Managed net revenues                     $    6,139      $    6,046      $    5,781      $    5,881      $    5,698
                                               ==========      ==========      ==========      ==========      ==========

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                  (Unaudited)

                                                                                   Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,     June 30,        March 31,     December 31,    September 30,
                                                         2003            2003            2003            2002            2002
                                                     ------------    ------------    ------------    ------------    -------------
EARNINGS PER SHARE

Per share net income:
      Basic                                          $       0.60    $      0.59     $       0.53    $       0.52    $       0.52
                                                     ============    ===========     ============    ============    ============
      Diluted                                        $       0.59    $      0.59     $       0.53    $       0.52    $       0.52
                                                     ============    ===========     ============    ============    ============
Average common shares outstanding for earnings
  per common share (millions):
      Basic                                                 1,278          1,283            1,297           1,309           1,323
                                                     ============    ===========     ============    ============    ============
      Diluted                                               1,297          1,295            1,305           1,317           1,330
                                                     ============    ===========     ============    ============    ============
Cash dividends declared per common share             $       0.10    $      0.10     $       0.08    $       0.08    $       0.08
                                                     ============    ===========     ============    ============    ============

                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

                                                                                   Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,     June 30,        March 31,     December 31,    September 30,
                                                         2003            2003            2003            2002            2002
                                                     ------------    ------------    ------------    ------------    -------------
Return on average total shareholders' equity (A)             20.4%           20.1%           20.0%           20.2%           17.8%
Common shares outstanding (millions)                        1,285           1,286           1,298           1,305           1,325
Book value per common share                          $      11.54    $      11.27    $      10.84    $      10.63    $      10.55
Shareholders' equity (billions)                      $       14.8    $       14.5    $       14.1    $       13.9    $       14.0

(A) Computed on a trailing 12-month basis using total shareholders' equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (Unaudited)

(Millions)

                                             Quarters Ended
                                              September 30,
                                         -----------------------     Percentage
                                           2003           2002        Inc/(Dec)
                                         ---------     ---------     ----------
Net revenues:
  Discount revenue                       $   2,221     $   1,967          13.0 %
  Net card fees                                462           439           5.4
  Lending:
    Finance charge revenue                     566           504          12.0
    Interest expense                           116           124          (7.3)
                                         ---------     ---------
      Net finance charge revenue               450           380          18.3
  Travel commissions and fees                  349           342           1.9
  Other commissions and fees                   465           467          (0.4)
  Travelers Cheque investment income            90            96          (7.0)
  Securitization income, net                   327           298           9.6
  Other revenues                               394           406          (3.0)
                                         ---------     ---------
        Total net revenues                   4,758         4,395           8.2
                                         ---------     ---------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                  994           796          24.8
  Provision for losses and claims:
    Charge card                                213           191          11.1
    Lending                                    279           319         (12.6)
    Other                                       31            38         (17.8)
                                         ---------     ---------
      Total                                    523           548          (4.7)
  Charge card interest expense                 186           249         (25.3)
  Human resources                              938           871           7.6
  Other operating expenses                   1,225         1,133           8.3
                                         ---------     ---------
        Total expenses                       3,866         3,597           7.5
                                         ---------     ---------
Pretax income                                  892           798          11.7
Income tax provision                           286           245          16.3
                                         ---------     ---------
Net income                               $     606     $     553           9.7 %
                                         =========     =========

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(Preliminary)

                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)

Quarters Ended September 30,
(Millions)

                                           GAAP Basis                      Securitization Effect      Managed Basis
                                      -------------------     Percentage   ---------------------   -------------------   Percentage
                                        2003        2002      Inc/(Dec)      2003       2002        2003        2002     Inc/(Dec)
                                      -------     -------    ----------    -------    --------     -------     -------   ----------
Net revenues:
  Discount revenue                    $ 2,221     $ 1,967          13.0 %
  Net card fees                           462         439           5.4
  Lending:
    Finance charge revenue                566         504          12.0    $   611     $   630     $ 1,177     $ 1,134        3.7 %
    Interest expense                      116         124          (7.3)        74          98         190         222      (15.1)
                                      -------     -------                  -------     -------     -------     -------
      Net finance charge revenue          450         380          18.3        537         532         987         912        8.2
  Travel commissions and fees             349         342           1.9
  Other commissions and fees              465         467          (0.4)        45          48         510         515       (0.9)
  Travelers Cheque investment income       90          96          (7.0)
  Securitization income, net              327         298           9.6       (327)       (298)          -           -          -
  Other revenues                          394         406          (3.0)         -          (4)        394         402       (2.1)
                                      -------     -------                  -------     -------     -------     -------
        Total net revenues              4,758       4,395           8.2        255         278       5,013       4,673        7.3
                                      -------     -------                  -------     -------     -------     -------
Expenses:
  Marketing, promotion, rewards
      and cardmember services             994         796          24.8          -          (5)      994         791         25.6
  Provision for losses and claims:
    Charge card                           213         191          11.1
    Lending                               279         319         (12.6)       255         291       534         610        (12.3)
    Other                                  31          38         (17.8)
                                      -------     -------                  -------     -------   -------     -------
      Total                               523         548          (4.7)       255         291       778         839         (7.2)
                                      -------     -------
  Charge card interest expense            186         249         (25.3)         -          (4)      186         245        (24.2)
  Human resources                         938         871           7.6
  Other operating expenses              1,225       1,133           8.3          -          (4)    1,225       1,129          8.6
                                      -------     -------                  -------     -------   -------     -------
        Total expenses                  3,866       3,597           7.5    $   255     $   278   $ 4,121     $ 3,875          6.4
                                      -------     -------                  -------     -------   -------     -------
Pretax income                             892         798          11.7
Income tax provision                      286         245          16.3
                                      -------     -------
Net income                            $   606     $   553           9.7 %
                                      =======     =======

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

Securitization income, net represents revenue related to the Company's securitized loan receivables, which includes gains recorded at the time of securitization, net finance charge revenue on retained interests in securitized loans and servicing income net of related discounts. Management views the gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the above managed Selected Financial Information for the quarter ended September 30, 2002 assumes that net gains of $9 million from lending securitizations were offset by higher marketing, promotion, rewards and cardmember services expenses of $5 million and other operating expenses of $4 million. Accordingly, the incremental expenses, as well as the gains, have been eliminated.

(Preliminary)

                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)
Quarters Ended
(Millions)


                                             GAAP Basis                  Securitization Effect               Managed Basis
                                     ------------------------------  ------------------------------  ------------------------------
                                     June 30, March 31, December 31, June 30, March 31, December 31, June 30, March 31, December 31,
                                       2003     2003       2002        2003     2003       2002        2003     2003       2002
                                     -------  --------  -----------  -------  --------  -----------  -------  --------  -----------
Net revenues:
  Discount revenue                   $ 2,152   $ 1,976    $ 2,122
  Net card fees                          455       451        435
  Lending:
    Finance charge revenue               557       637        562    $   607  $   533     $   593    $ 1,164   $ 1,170    $ 1,155
    Interest expense                     115       129        132         50       64          89        165       193        221
                                     -------   -------    -------    -------  -------     -------    -------   -------    -------
      Net finance charge revenue         442       508        430        557      469         504        999       977        934
  Travel commissions and fees            373       340        369
  Other commissions and fees             457       464        476         45       50          48        502       514        524
  Travelers Cheque investment income      92        92         94
  Securitization income, net             386       255        324       (386)    (255)       (324)         -         -          -
  Other revenues                         377       400        415          -        -          (4)       377       400        411
                                     -------   -------    -------    -------  -------     -------    -------   -------    -------
        Total net revenues             4,734     4,486      4,665        216      264         224      4,950     4,750      4,889
                                     -------   -------    -------    -------  -------     -------    -------   -------    -------
Expenses:
  Marketing, promotion, rewards
      and cardmember services            918       761        796        (48)     (26)          -        870       735        796
  Provision for losses and claims:
    Charge card                          205       208        237
    Lending                              278       331        414        297      307         227        575       638        641
    Other                                 37        31         26
                                     -------   -------    -------    -------  -------     -------    -------   -------    -------
      Total                              520       570        677        297      307         227        817       877        904
  Charge card interest expense           204       209        252          -        -          (3)       204       209        249
  Human resources                        965       916        852
  Other operating expenses             1,190     1,172      1,279        (33)     (17)          -      1,157     1,155      1,279
  Restructuring charges                    -         -         15
                                     -------   -------    -------    -------  -------     -------    -------   -------    -------
        Total expenses                 3,797     3,628      3,871    $   216  $   264     $   224    $ 4,013   $ 3,892    $ 4,095
                                     -------   -------    -------    -------  -------     -------    -------   -------    -------
Pretax income                            937       858        794
Income tax provision                     303       274        244
                                     -------   -------    -------
Net income                           $   634   $   584    $   550
                                     =======   =======    =======

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

Securitization income, net represents revenue related to the Company's securitized loan receivables, which includes gains recorded at the time of securitization, net finance charge revenue on retained interests in securitized loans and servicing income net of related discounts. Management views the gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the above managed Selected Financial Information for the quarters ended June 30, 2003 and March 31, 2003 assume that net gains of $81 million and $43 million, respectively, from lending securitizations were offset by higher marketing, promotion, rewards and cardmember services expenses of $48 million and $26 million, respectively, and other operating expenses of $33 million and $17 million, respectively. Accordingly, the incremental expenses, as well as the gains, have been eliminated.

(Preliminary)

                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                           Quarters Ended
                                                            September 30,
                                                     -------------------------     Percentage
                                                        2003           2002         Inc/(Dec)
                                                     ----------     ----------     ----------
Total cards-in-force (millions):
  United States                                            36.2           34.8            3.8 %
  Outside the United States                                23.4           21.6            8.6
                                                     ----------     ----------
      Total                                                59.6           56.4            5.6 %
                                                     ==========     ==========
Basic cards-in-force (millions):
  United States                                            27.3           26.7            2.0 %
  Outside the United States                                19.3           17.8            8.6
                                                     ----------     ----------
      Total                                                46.6           44.5            4.7 %
                                                     ==========     ==========
Card billed business
  United States                                      $     66.3     $     58.2           14.0 %
  Outside the United States                                22.5           19.4           16.0
                                                     ----------     ----------
      Total                                          $     88.8     $     77.6           14.5 %
                                                     ==========     ==========
Average discount rate (A)                                  2.60 %         2.63 %            -
Average basic cardmember spending (dollars) (A)      $    2,101     $    1,906           10.2 %
Average fee per card (dollars) (A)                   $       35     $       34            2.9 %
Non-Amex brand (B):
  Cards-in-force (millions)                                 0.7            0.7            7.8 %
  Billed business                                    $      1.0     $      0.9           12.1 %
Travel sales                                         $      3.7     $      3.7            2.0 %
  Travel commissions and fees/sales (C)                     9.3 %          9.3 %            -
Travelers Cheque:
  Sales                                              $      6.0     $      6.9          (13.2)%
  Average outstanding                                $      7.0     $      7.0            0.1 %
  Average investments                                $      7.4     $      7.3            1.3 %
  Investment yield                                          5.2 %          5.5 %            -
  Tax equivalent yield                                      8.0 %          8.4 %            -
Total debt                                           $     33.3     $     33.2            0.3 %
Shareholder's equity                                 $      8.0     $      7.4            9.0 %
Return on average total shareholder's equity (D)           31.2 %         25.4 %            -
Return on average total assets (E)                          3.4 %          2.6 %            -

(A) Cards-in-force include proprietary cards and cards issued under network partnership agreements outside the U.S. Average discount rate, average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) These data relate to Visa and Eurocards issued in connection with joint venture activities.

(C)  Computed from information provided herein.

(D) Computed on a trailing 12-month basis using total shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(E) Computed on a trailing 12-month basis using total assets as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                           Quarters Ended
                                                            September 30,
                                                     -------------------------     Percentage
                                                        2003           2002         Inc/(Dec)
                                                     ----------     ----------     ----------
Charge card receivables:
  Total receivables                                  $     26.4     $     24.1            9.3 %
  90 days past due as a % of total                          2.0 %          2.4 %            -
  Loss reserves (millions)                           $      921     $      934  (A)      (1.4)%
    % of receivables                                        3.5 %          3.9 %            -
    % of 90 days past due                                   174 %          161 %            -
  Net loss ratio                                           0.28 %         0.40 %            -

U.S. Lending (Owned Basis):
  Total loans                                        $     16.4     $     14.9            9.7 %
  Past due loans as a % of total:
    30-89 days                                              1.7 %          2.0 %            -
    90+ days                                                1.0 %          1.2 %            -
  Loss reserves (millions):
    Beginning balance                                $      773     $      627           23.2 %
      Provision                                             174            217          (19.3)
      Net charge-offs                                      (201)          (196)           2.1
      Other                                                  13             21          (41.6)
                                                     ----------     ----------
    Ending balance                                   $      759     $      669           13.6 %
                                                     ==========     ==========
    % of loans                                              4.6 %          4.5 %            -
    % of past due                                           169 %          139 %            -
  Average loans                                      $     16.4     $     14.2           16.0 %
  Net write-off rate                                        4.9 %          5.5 %            -
  Net interest yield                                        6.9 %          7.3 %            -

U.S. Lending - Managed Basis:
  Total loans                                        $     35.9     $     32.2           11.5 %
  Past due loans as a % of total:
    30-89 days                                              1.8 %          2.0 %            -
    90+ days                                                1.0 %          1.2 %            -
  Loss reserves (millions):
    Beginning balance                                $    1,350     $    1,121           20.4 %
      Provision                                             431            507          (15.1)
      Net charge-offs                                      (454)          (456) (A)      (0.8)
      Other                                                  13             21  (A)     (41.6)
                                                     ----------     ----------
    Ending balance                                   $    1,340     $    1,193  (A)      12.3 %
                                                     ==========     ==========
    % of loans                                              3.7 %          3.7 %            -
    % of past due                                           133 %          118 %(A)         -
  Average loans                                      $     36.0     $     32.2           11.8 %
  Net write-off rate                                        5.0 %          5.7 %(A)         -
  Net interest yield                                        8.9 %          9.7 %            -

(A)  Revised as per the 8-K filed with the SEC on December 16, 2002.

(Preliminary)

                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (Unaudited)

(Millions)

                                                                               Quarters Ended
                                         ------------------------------------------------------------------------------------------
                                          September 30,        June 30,           March 31,        December 31,       September 30,
                                              2003               2003               2003               2002               2002
                                         --------------     --------------     --------------     --------------     --------------
Net revenues:
  Discount revenue                       $        2,221     $        2,152     $        1,976     $        2,122     $        1,967
  Net card fees                                     462                455                451                435                439
  Lending:
    Finance charge revenue                          566                557                637                562                504
    Interest expense                                116                115                129                132                124
                                         --------------     --------------     --------------     --------------     --------------
      Net finance charge revenue                    450                442                508                430                380
  Travel commissions and fees                       349                373                340                369                342
  Other commissions and fees                        465                457                464                476                467
  Travelers Cheque investment income                 90                 92                 92                 94                 96
  Securitization income, net                        327                386                255                324                298
  Other revenues                                    394                377                400                415                406
                                         --------------     --------------     --------------     --------------     --------------
        Total net revenues                        4,758              4,734              4,486              4,665              4,395
                                         --------------     --------------     --------------     --------------     --------------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                       994                918                761                796                796
  Provision for losses and claims:
    Charge card                                     213                205                208                237                191
    Lending                                         279                278                331                414                319
    Other                                            31                 37                 31                 26                 38
                                         --------------     --------------     --------------     --------------     --------------
      Total                                         523                520                570                677                548
  Charge card interest expense                      186                204                209                252                249
  Human resources                                   938                965                916                852                871
  Other operating expenses                        1,225              1,190              1,172              1,279              1,133
  Restructuring charges                               -                  -                  -                 15                  -
                                         --------------     --------------     --------------     --------------     --------------
        Total expenses                            3,866              3,797              3,628              3,871              3,597
                                         --------------     --------------     --------------     --------------     --------------
Pretax income                                       892                937                858                794                798
Income tax provision                                286                303                274                244                245
                                         --------------     --------------     --------------     --------------     --------------
Net income                               $          606     $          634     $          584     $          550     $          553
                                         ==============     ==============     ==============     ==============     ==============

Note: Certain prior period amounts have been reclassified to conform to current year presentation.

(Preliminary)

                            TRAVEL RELATED SERVICES
                      SELECTED MANAGED BASIS INFORMATION
                                  (Unaudited)
(Millions)

                                                                          Quarters Ended
                                       -------------------------------------------------------------------------------------
                                       September 30,       June 30,          March 31,        December 31,     September 30,
                                           2003              2003               2003              2002              2002
                                       -------------     -------------     -------------     -------------     -------------
  Lending finance charge revenue       $       1,177     $       1,164     $       1,170     $       1,155     $       1,134
  Lending interest expense                       190               165               193               221               222
  Other commissions and fees                     510               502               514               524               515
  Other revenues                                 394               377               400               411               402
  Marketing, promotion, rewards
      and cardmember services                    994               870               735               796               791
  Lending provision                              534               575               638               641               610
  Charge card interest expense                   186               204               209               249               245
  Other operating expenses                     1,225             1,157             1,155             1,279             1,129

Note: Certain prior period amounts have been reclassified to conform to current year presentation. See prior page for comparable GAAP measures.

(Preliminary)

                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                                                   Quarters Ended
                                                  ---------------------------------------------------------------------------------
                                                  September 30,       June 30,        March 31,       December 31,    September 30,
                                                      2003              2003            2003             2002             2002
                                                  -------------    -------------    -------------    -------------    -------------
Total cards-in-force (millions):
  United States                                            36.2             35.7             35.4             35.1             34.8
  Outside the United States                                23.4             22.9             22.4             22.2             21.6
                                                  -------------    -------------    -------------    -------------    -------------
      Total                                                59.6             58.6             57.8             57.3             56.4
                                                  =============    =============    =============    =============    =============
Basic cards-in-force (millions):
  United States                                            27.3             27.3             27.1             26.9             26.7
  Outside the United States                                19.3             18.9             18.5             18.3             17.8
                                                  -------------    -------------    -------------    -------------    -------------
      Total                                                46.6             46.2             45.6             45.2             44.5
                                                  =============    =============    =============    =============    =============
Card billed business
  United States                                   $        66.3    $        64.6    $        58.9    $        62.9    $        58.2
  Outside the United States                                22.5             21.5             19.9             21.2             19.4
                                                  -------------    -------------    -------------    -------------    -------------
      Total                                       $        88.8    $        86.1    $        78.8    $        84.1    $        77.6
                                                  =============    =============    =============    =============    =============
Average discount rate (A)                                2.60 %           2.59 %           2.60 %           2.62 %           2.63 %
Average basic cardmember spending (dollars) (A)   $       2,101    $       2,054    $       1,894    $       2,050    $       1,906
Average fee per card - managed (dollars) (A)      $          35    $          34    $          35    $          34    $          34
Non-Amex brand (B):
  Cards-in-force (millions)                                 0.7              0.7              0.7              0.7              0.7
  Billed business                                 $         1.0    $         1.0    $         0.9    $         1.0    $         0.9
Travel sales                                      $         3.7    $         3.9    $         3.7    $         3.8    $         3.7
  Travel commissions and fees/sales (C)                   9.3 %            9.6 %            9.3 %            9.6 %            9.3 %
Travelers Cheque:
  Sales                                           $         6.0    $         4.4    $         4.1    $         4.8    $         6.9
  Average outstanding                             $         7.0    $         6.4    $         6.5    $         6.5    $         7.0
  Average investments                             $         7.4    $         6.9    $         6.9    $         6.8    $         7.3
  Investment yield                                        5.2 %            5.5 %            5.6 %            5.6 %            5.5 %
  Tax equivalent yield                                    8.0 %            8.4 %            8.6 %            8.7 %            8.4 %
Total debt                                        $        33.3    $        34.2    $        34.1    $        36.4    $        33.2
Shareholder's equity                              $         8.0    $         7.8    $         7.5    $         7.3    $         7.4
Return on average total shareholder's equity (D)         31.2 %           31.5 %           31.3 %           30.3 %           25.4 %
Return on average total assets (E)                        3.4 %            3.4 %            3.3 %            3.2 %            2.6 %

(A) Cards-in-force include proprietary cards and cards issued under network partnership agreements outside the U.S. Average discount rate, average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) These data relate to Visa and Eurocards issued in connection with joint venture activities.

(C)  Computed from information provided herein.

(D) Computed on a trailing 12-month basis using total shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(E) Computed on a trailing 12-month basis using total assets as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                                                Quarters Ended
                                               ---------------------------------------------------------------------------------
                                               September 30,       June 30,        March 31,       December 31,    September 30,
                                                   2003              2003            2003             2002             2002
                                               -------------    -------------    -------------    -------------    -------------
Charge card receivables:
  Total receivables                            $        26.4    $        26.0    $        24.3    $        26.3    $        24.1
  90 days past due as a % of total                     2.0 %            2.1 %            2.4 %            2.2 %            2.4 %
  Loss reserves (millions)                     $         921    $         943    $         923    $         930    $         934 (A)
    % of receivables                                   3.5 %            3.6 %            3.8 %            3.5 %            3.9 %
    % of 90 days past due                              174 %            171 %            159 %            162 %            161 %
  Net loss ratio                                      0.28 %           0.29 %           0.28 %           0.32 %           0.40 %

U.S. Lending (Owned Basis):
  Total loans                                  $        16.4    $        16.5    $        16.5    $        17.1    $        14.9
  Past due loans as a % of total:
    30-89 days                                         1.7 %            1.7 %            1.9 %            2.0 %            2.0 %
    90+ days                                           1.0 %            1.1 %            1.2 %            1.3 %            1.2 %
  Loss reserves (millions):
    Beginning balance                          $         773    $         790    $         798    $         669    $         627
      Provision                                          174              165              200              318              217
      Net charge-offs                                   (201)            (199)            (225)            (206)            (196)
      Other                                               13               17               17               17               21
                                               -------------    -------------    -------------    -------------    -------------
    Ending balance                             $         759    $         773    $         790    $         798    $         669
                                               =============    =============    =============    =============    =============
    % of loans                                         4.6 %            4.7 %            4.8 %            4.7 %            4.5 %
    % of past due                                      169 %            169 %            155 %            143 %            139 %
  Average loans                                $        16.4    $        16.1    $        16.6    $        15.7    $        14.2
  Net write-off rate                                   4.9 %            4.9 %            5.4 %            5.2 %            5.5 %
  Net interest yield                                   6.9 %            6.8 %            7.9 %            7.8 %            7.3 %

U.S. Lending - Managed Basis:
  Total loans                                  $        35.9    $        36.0    $        34.6    $        34.3    $        32.2
  Past due loans as a % of total:
    30-89 days                                         1.8 %            1.7 %            1.9 %            1.9 %            2.0 %
    90+ days                                           1.0 %            1.0 %            1.2 %            1.2 %            1.2 %
  Loss reserves (millions):
    Beginning balance                          $       1,350    $       1,347    $       1,297    $       1,193    $       1,121
      Provision                                          431              461              507              547              507
      Net charge-offs                                   (454)            (475)            (474)            (460)            (456)(A)
      Other                                               13               17               17               17               21 (A)
                                               -------------    -------------    -------------    -------------    -------------
    Ending balance                             $       1,340    $       1,350    $       1,347    $       1,297    $       1,193 (A)
                                               =============    =============    =============    =============    =============
    % of loans                                         3.7 %            3.7 %            3.9 %            3.8 %            3.7 %
    % of past due                                      133 %            136 %            127 %            120 %            118 % (A)
  Average loans                                $        36.0    $        35.3    $        34.2    $        32.9    $        32.2
  Net write-off rate                                   5.0 %            5.4 %            5.5 %            5.5 %            5.7 % (A)
  Net interest yield                                   8.9 %            8.9 %            9.4 %            9.8 %            9.7 %

(A)  Revised as per the 8-K filed with the SEC on December 16, 2002.

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (Unaudited)
(Millions)

                                               Quarters Ended
                                                September 30,
                                         -------------------------     Percentage
                                            2003            2002        Inc/(Dec)
                                         ----------     ----------     ----------
Revenues:
  Investment income                      $      551     $      517            6.5 %
  Management and distribution fees              606            551            9.9
  Other revenues                                368            320           15.5
                                         ----------     ----------
    Total revenues                            1,525          1,388            9.9
                                         ----------     ----------
Expenses:
  Provision for losses and benefits:
    Annuities                                   277            259            7.0
    Insurance                                   212            182           16.9
    Investment certificates                      46             46            0.4
                                         ----------     ----------
      Total                                     535            487           10.1
  Human resources                               511            457           11.7
  Other operating expenses                      255            239            6.6
                                         ----------     ----------
    Total expenses                            1,301          1,183           10.0
                                         ----------     ----------
Pretax income                                   224            205            9.5
Income tax provision                             27             53          (48.8)
                                         ----------     ----------
Net income                               $      197     $      152           29.8 %
                                         ==========     ==========

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Millions, except where indicated)

                                                             Quarters Ended
                                                              September 30,
                                                     ------------------------------       Percentage
                                                         2003              2002            Inc/(Dec)
                                                     ------------      ------------      ------------
Investments (billions) (A)                           $       42.3      $       35.8            18.1 %
Client contract reserves (billions)                  $       40.8      $       36.1            13.0 %
Shareholder's equity (billions)                      $        7.1      $        6.2            15.3 %
Return on average total shareholder's equity (B)           10.1 %            11.3 %                 -

Life insurance inforce (billions)                    $      127.5      $      116.3             9.7 %
Assets owned, managed or
  administered (billions):
    Assets managed for institutions (C)              $      116.7      $       43.3                 #
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets (C)                          27.6              21.1              31.0
        Other owned assets (C)                               53.3              47.8              11.5
                                                     ------------      ------------
          Total owned assets                                 80.9              68.9              17.5
      Managed assets (C)                                     96.6              79.4              21.7
      Administered assets (D)                                45.6              29.9              52.6
                                                     ------------      ------------
        Total                                        $      339.8      $      221.5            53.4 %
                                                     ============      ============
Market appreciation (depreciation) during
  the period:
  Owned assets:
    Separate account assets                          $        613      $     (3,143)                #
    Other owned assets                               $       (388)     $        637                 #
  Managed assets                                     $      2,134      $    (11,013)                #

Cash sales:
  Mutual funds                                       $      7,361      $      7,693             (4.3)%
  Annuities                                                 1,866             2,656             (29.7)
  Investment certificates                                   1,542             1,299              18.7
  Life and other insurance products                           198               170              16.2
  Institutional                                               680               735              (7.7)
  Other                                                     1,595             1,399              14.1
                                                     ------------      ------------
Total cash sales                                     $     13,242      $     13,952            (5.1)%
                                                     ============      ============
Number of financial advisors                               11,742            11,353             3.4 %
Fees from financial plans and advice services        $       34.9      $       27.4            27.5 %
Percentage of total sales from financial plans
  and advice services                                      75.0 %            73.0 %                 -

# - Denotes a variance of more than 100%.

(A)  Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using total shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) At September 30, 2003, includes $73.2 billion of assets managed for institutions, $2.6 billion of separate account assets, $1.0 billion of other owned assets and $7.9 billion of assets managed for individuals related to the September 30, 2003 Threadneedle acquisition.

(D) Excludes non-branded administered assets of $3.1 billion at September 30, 2002. Assuming such assets had been included, the increase in administered assets would have been 38.3%.

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (Unaudited)

(Millions)

                                                                          Quarters Ended
                                         ---------------------------------------------------------------------------------
                                         September 30,      June 30,         March 31,      December 31,     September 30,
                                             2003             2003             2003             2002             2002
                                         ------------     ------------     ------------     ------------     -------------
Revenues:
  Investment income                      $        551     $        571     $        558     $        577     $        517
  Management and distribution fees                606              571              522              535              551
  Other revenues                                  368              354              331              332              320
                                         ------------     ------------     ------------     ------------     ------------
    Total revenues                              1,525            1,496            1,411            1,444            1,388
                                         ------------     ------------     ------------     ------------     ------------
Expenses:
  Provision for losses and benefits:
    Annuities                                     277              280              273              283              259
    Insurance                                     212              187              192              203              182
    Investment certificates                        46               59               41               53               46
                                         ------------     ------------     ------------     ------------     ------------
      Total                                       535              526              506              539              487
  Human resources                                 511              508              479              449              457
  Other operating expenses                        255              253              248              250              239
                                         ------------     ------------     ------------     ------------     ------------
    Total expenses                              1,301            1,287            1,233            1,238            1,183
                                         ------------     ------------     ------------     ------------     ------------
Pretax income                                     224              209              178              206              205
Income tax provision                               27               52               45               53               53
                                         ------------     ------------     ------------     ------------     ------------
Net income                               $        197     $        157     $        133     $        153     $        152
                                         ============     ============     ============     ============     ============

(Preliminary)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Millions)

                                                                                  Quarters Ended
                                                 ---------------------------------------------------------------------------------
                                                 September 30,       June 30,        March 31,       December 31,    September 30,
                                                     2003              2003             2003             2002            2002
                                                 -------------    -------------    -------------    -------------    -------------
Investments (billions) (A)                       $        42.3    $        42.4    $        40.3    $        38.2    $        35.8
Client contract reserves (billions)              $        40.8    $        40.2    $        38.6    $        37.3    $        36.1
Shareholder's equity (billions)                  $         7.1    $         6.7    $         6.3    $         6.3    $         6.2
Return on average total shareholder's equity (B)        10.1 %            9.6 %            9.8 %           10.9 %           11.3 %

Life insurance inforce (billions)                $       127.5    $       124.4    $       121.4    $       119.0    $       116.3
Assets owned, managed or
  administered (billions):
    Assets managed for institutions (C)          $       116.7    $        43.8    $        41.4    $        42.3    $        43.3
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets (C)                       27.6             24.1             21.3             22.0             21.1
        Other owned assets (C)                            53.3             52.2             51.5             51.7             47.8
                                                 -------------    -------------    -------------    -------------    -------------
          Total owned assets                              80.9             76.3             72.8             73.7             68.9
      Managed assets (C)                                  96.6             87.3             79.9             81.6             79.4
      Administered assets (D)                             45.6             37.4             34.0             33.0             29.9
                                                 -------------    -------------    -------------    -------------    -------------
        Total                                    $       339.8    $       244.8    $       228.1    $       230.6    $       221.5
                                                 =============    =============    =============    =============    =============
Market appreciation (depreciation) during
  the period:
  Owned assets:
    Separate account assets                      $         613    $       2,620    $        (471)   $       1,040    $      (3,143)
    Other owned assets                           $        (388)   $         399    $          20    $          23    $         637
  Managed assets                                 $       2,134    $       9,457    $      (1,145)   $       3,334    $     (11,013)

Cash sales:
  Mutual funds                                   $       7,361    $       7,150    $       6,800    $       6,563    $       7,693
  Annuities                                              1,866            2,581            2,205            2,284            2,656
  Investment certificates                                1,542            1,607            1,067              959            1,299
  Life and other insurance products                        198              188              162              182              170
  Institutional                                            680              722              692              521              735
  Other                                                  1,595            1,531            1,683            1,269            1,399
                                                 -------------    -------------    -------------    -------------    -------------
Total cash sales                                 $      13,242    $      13,779    $      12,609    $      11,778    $      13,952
                                                 =============    =============    =============    =============    =============

Number of financial advisors                            11,742           11,667           11,606           11,689           11,353
Fees from financial plans and advice services    $        34.9    $        33.5    $        31.7    $        26.8    $        27.4
Percentage of total sales from financial plans
  and advice services                                   75.0 %           74.0 %           75.6 %           74.4 %           73.0 %

(A)  Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using total shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) At September 30, 2003, includes $73.2 billion of assets managed for institutions, $2.6 billion of separate account assets, $1.0 billion of other owned assets and $7.9 billion of assets managed for individuals related to the September 30, 2003 Threadneedle acquisition.

(D) Excludes non-branded administered assets of $5.4 billion, $3.8 billion, $3.6 billion, and $3.1 billion for the periods ended June 30, 2003, March 31, 2003, December 31, 2002, and September 30, 2002, respectively.

(Preliminary)

                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (Unaudited)

(Millions)

                                                       Quarters Ended
                                                        September 30,
                                               ------------------------------       Percentage
                                                   2003              2002            Inc/(Dec)
                                               ------------      ------------      ------------
Net revenues:
  Interest income                              $        139      $        158             (11.5)%
  Interest expense                                       52                63             (17.7)
                                               ------------      ------------
    Net interest income                                  87                95              (7.3)
  Commissions and fees                                   58                54               6.5
  Foreign exchange income & other revenues               54                50               8.3
                                               ------------      ------------
    Total net revenues                                  199               199               0.3
                                               ------------      ------------
Expenses:
  Human resources                                        71                62              18.1
  Other operating expenses                               69                64               6.9
  Provision for losses                                   20                37             (46.6)
  Restructuring charges                                  (2)               (2)            (32.3)
                                               ------------      ------------
    Total expenses                                      158               161              (0.7)
                                               ------------      ------------
Pretax income                                            41                38               4.6
Income tax provision                                     14                13               3.9
                                               ------------      ------------
Net income                                     $         27      $         25               4.9 %
                                               ============      ============

(Preliminary)

                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Billions, except where indicated)

                                                                    Quarters Ended
                                                                     September 30,
                                                            ------------------------------       Percentage
                                                                2003              2002            Inc/(Dec)
                                                            ------------      ------------      ------------
Total shareholder's equity (millions)                       $        952      $        899             5.9 %
Return on average total shareholder's equity (A)                  10.4 %             8.2 %               -
Return on average total assets (B)                                0.74 %            0.55 %               -
Total loans                                                 $        6.2      $        5.5            12.8 %
Total non-performing loans (millions) (C)                   $         84      $        120           (29.9)%
Other non-performing assets (millions)                      $         15      $         17           (14.5)%
Reserve for credit losses (millions) (D)                    $        125      $        166           (24.5)%
Loan loss reserves as a % of total loans                           1.9 %             2.8 %               -
Total Personal Financial Services (PFS) loans               $        1.4      $        1.6           (14.1)%
30+ days past due PFS loans as a % of total                        5.3 %             4.9 %               -
Deposits                                                    $       10.6      $        8.6            23.7 %
Assets managed (E) / administered                           $       15.0      $       12.2            23.4 %
Assets of non-consolidated joint
  ventures                                                  $        1.7      $        1.8            (8.6)%
Risk-based capital ratios (F):
  Tier 1                                                          10.5 %            10.2 %               -
  Total                                                           10.8 %            10.9 %               -
Leverage ratio                                                     6.0 %             5.3 %               -


(A) Computed on a trailing 12-month basis using total shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP. Prior period amounts have been revised to conform to current presentation.

(B) Computed on a trailing 12-month basis using total assets as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) AEB defines non-performing loans as loans (other than certain smaller-balance loans) on which the accrual of interest is discontinued because the contractual payment of principal or interest has become 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. For smaller-balance loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(D)  Allocation (millions):

     Loans                                                  $        117      $        156
     Other assets, primarily foreign exchange
         and other derivatives                                         6                 9
     Unfunded contingents                                              2                 1
                                                            ------------      ------------
       Total reserve for credit losses                      $        125      $        166
                                                            ============      ============

(E)  Includes assets managed by American Express Financial Advisors.

(F)  Based on legal entity financial information.

(Preliminary)

                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (Unaudited)

(Millions)

                                                                                Quarters Ended
                                               -----------------------------------------------------------------------------------
                                               September 30,       June 30,         March 31,      December 31,      September 30,
                                                   2003              2003             2003             2002              2002
                                               ------------      ------------     ------------     ------------      -------------
Net revenues:
  Interest income                              $        139      $        148     $        149     $        156      $        158
  Interest expense                                       52                57               60               65                63
                                               ------------      ------------     ------------     ------------      ------------
    Net interest income                                  87                91               89               91                95
  Commissions and fees                                   58                57               55               58                54
  Foreign exchange income & other revenues               54                52               53               39                50
                                               ------------      ------------     ------------     ------------      ------------
    Total net revenues                                  199               200              197              188               199
                                               ------------      ------------     ------------     ------------      ------------
Expenses:
  Human resources                                        71                64               61               59                62
  Other operating expenses                               69                70               73               63                64
  Provision for losses                                   20                27               34               31                37
  Restructuring charges                                  (2)                -                -               (1)               (2)
                                               ------------      ------------     ------------     ------------      ------------
    Total expenses                                      158               161              168              152               161
                                               ------------      ------------     ------------     ------------      ------------
Pretax income                                            41                39               29               36                38
Income tax provision                                     14                12               10               12                13
                                               ------------      ------------     ------------     ------------      ------------
Net income                                     $         27      $         27     $         19     $         24      $         25
                                               ============      ============     ============     ============      ============

(Preliminary)

                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Billions, except where indicated)

                                                                                       Quarters Ended
                                                          -------------------------------------------------------------------------
                                                          September 30,     June 30,      March 31,     December 31,  September 30,
                                                              2003            2003          2003            2002          2002
                                                          -------------  -------------  -------------  -------------  -------------
Total shareholder's equity (millions)                     $         952  $         955  $         918  $         947  $         899
Return on average total shareholder's equity (A)                 10.4 %         10.5 %         10.0 %          9.6 %          8.2 %
Return on average total assets (B)                               0.74 %         0.75 %         0.71 %         0.66 %         0.55 %
Total loans                                               $         6.2  $         5.8  $         5.7  $         5.6  $         5.5
Total non-performing loans (millions) (C)                 $          84  $         102  $         106  $         119  $         120
Other non-performing assets (millions)                    $          15  $          16  $          15  $          15  $          17
Reserve for credit losses (millions) (D)                  $         125  $         151  $         155  $         158  $         166
Loan loss reserves as a % of total loans                          1.9 %          2.4 %          2.5 %          2.7 %          2.8 %
Total Personal Financial Services (PFS) loans             $         1.4  $         1.5  $         1.5  $         1.6  $         1.6
30+ days past due PFS loans as a % of total                       5.3 %          5.5 %          5.0 %          5.4 %          4.9 %
Deposits                                                  $        10.6  $        10.1  $         9.5  $         9.5  $         8.6
Assets managed (E) / administered                         $        15.0  $        14.1  $        13.1  $        12.5  $        12.2
Assets of non-consolidated joint
  ventures                                                $         1.7  $         1.8  $         1.7  $         1.8  $         1.8
Risk-based capital ratios (F):
  Tier 1                                                         10.5 %         10.5 %         10.8 %         10.9 %         10.2 %
  Total                                                          10.8 %         10.7 %         11.0 %         11.4 %         10.9 %
Leverage ratio                                                    6.0 %          5.5 %          5.5 %          5.3 %          5.3 %

(A) Computed on a trailing 12-month basis using total shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP. Prior period amounts have been revised to conform to current presentation.

(B) Computed on a trailing 12-month basis using total assets as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) AEB defines non-performing loans as loans (other than certain smaller-balance loans) on which the accrual of interest is discontinued because the contractual payment of principal or interest has become 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. For smaller-balance loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(D)  Allocation (millions):

     Loans                                                $         117  $         142  $         145  $         151  $         156
     Other assets, primarily foreign exchange
         and other derivatives                                        6              5              5              6              9
     Unfunded contingents                                             2              4              5              1              1
                                                          -------------  -------------  -------------  -------------  -------------
       Total reserve for credit losses                    $         125  $         151  $         155  $         158  $         166
                                                          =============  =============  =============  =============  =============

(E)  Includes assets managed by American Express Financial Advisors.

(F)  Based on legal entity financial information.